                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 1998


                                EATON CORPORATION

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             (Exact name of registrant as specified in its charter)


     Ohio                                        1-1396                             34-0196300
--------------------                         -----------------                 ---------------------
(State or other                                (Commission                      (I.R.S. Employer
  jurisdiction of                               File Number)                    Identification No.)
  incorporation)



             Eaton Center
            Cleveland, Ohio                                      44114
----------------------------------------             --------------------------------
(Address of principal executive offices)                       Zip Code



                                 (216) 523-5000
                       ----------------------------------
                         Registrants' telephone number,
                               including area code





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Item 5.     Other Events.
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Financial Results
-----------------

Eaton Corporation announced all-time record sales, earnings and earnings per share for the fourth quarter of 1997. Sales in the quarter were $1.93 billion compared to $1.72 billion in the fourth quarter of 1996. Net income reached $129 million, up 95 percent from last year's $66 million, which had been reduced by a $23 million after tax restructuring charge. Earnings per share for the fourth quarter were $1.70 compared to $0.85 in 1996, or $1.15 per share excluding last year's restructuring charge.

During the fourth quarter, Eaton had one-time net gains of $69 million, or $0.90 per share, related to the December 1, 1997 divestiture of its Appliance Controls business and the October 1, 1997 sale of its AIL Systems Inc. subsidiary. These gains were entirely offset by the previously announced $54 million charge related to the redemption of the 7 percent debentures due April 1, 2011, and by a $15 million after tax charge related to restructuring actions in the current quarter.

Sales, net income and earnings per share for 1997 also established new records. Net income for the full year reached $410 million, or $5.34 per share, on sales of $7.56 billion. Comparable 1996 earnings were $349 million, or $4.50 per share, on sales of $6.96 billion. Before special items in both years, earnings increased 31% to $6.45 per share in 1997 from $4.91 in 1996.





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YEAR 2000
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Computer software that uses two digits rather than four to identify the applicable year may be unable to interpret appropriately the calendar year 2000, and thus could cause disruptions of normal business activities. The Company uses software in various aspects of its business, including manufacturing, product development and many administrative functions, and much of this software will be unable to interpret the calendar year 2000 appropriately unless it is modified or replaced.

The Company is addressing this year 2000 issue with a corporate-wide initiative led by the Company's Vice President -- Information Technologies and involving coordinators for each Company location. The initiative includes the identification of affected software, the development of a plan for correcting that software in the most effective manner, the implementation of that plan and the monitoring of its implementation. The program also includes communications with the Company's significant suppliers and customers to determine the extent to which the Company's systems are vulnerable to any failures by them to address the year 2000 issue. In most instances, the Company will replace older software with new programs and systems, which will significantly upgrade the existing software as well as appropriately interpret the calendar year 2000. Although the timing of these replacements is influenced by the year 2000 issue, in most instances they will be capital expenditures that would have occurred in the normal course of business in any event. The Company expects that most of the modifications and replacements will be in place before the end of 1998.

Given the information available at this time, management currently anticipates that the total costs to the Company to modify or replace its software in order to remediate this issue should not have a material adverse effect on the Company's liquidity or its results of operations, and that those costs should not cause reported financial information not to be indicative of future operating results or future financial condition.

Certain statements made herein are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and although such statements are based on management's best estimates, actual results could differ materially from those anticipated. Specific factors which might cause a material difference include the availability and cost of trained personnel and the ability to locate all computer codes requiring correction.

Press Releases
--------------

The following press releases are attached as exhibits and incorporated herein by reference:

1. Press release dated January 30, 1998, concerning completion of stock repurchase program.

2. Press release dated January 30, 1998, concerning declaration of quarterly dividend.

3. Press release dated January 5, 1998, concerning completion of sale of axle and brake business to Dana Corporation.

4. Press release dated December 1, 1997, concerning redemption of outstanding 7% debentures.

5. Press release dated December 1, 1997, concerning completion of sale of appliance controls business to Siebe plc.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (c)      Exhibits


99(a) Press release dated January 30, 1998, concerning completion of stock repurchase program.

99(b) Press release dated January 30, 1998, concerning declaration of quarterly dividend.

99(c) Press release dated January 5, 1998, concerning completion of sale of axle and brake business to Dana Corporation.

99(d) Press release dated December 1, 1997, concerning redemption of outstanding 7% debentures.

99(e) Press release dated December 1, 1997, concerning completion of sale of appliance controls business to Siebe plc.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EATON CORPORATION

                                        /s/ G.L. Gherlein
                                        -----------------------------------
                                        G.L. Gherlein
                                        Executive Vice President and
                                        General Counsel



DATE:  February 3, 1998





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                           Current Report on Form 8-K

                                Eaton Corporation


                                  EXHIBIT INDEX
                                  -------------


Exhibit
 Number                                 Exhibit Description
-------                 --------------------------------------------------------



99(a) Press release dated January 30, 1998, concerning completion of stock repurchase program.

99(b) Press release dated January 30, 1998, concerning declaration of quarterly dividend.

99(c) Press release dated January 5, 1998, concerning completion of sale of axle and brake business to Dana Corporation.

99(d) Press release dated December 1, 1997, concerning redemption of outstanding 7% debentures.

99(e) Press release dated December 1, 1997, concerning completion of sale of appliance controls business to Siebe plc.



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